                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                           _________________________

                                AMENDMENT NO. 2
                                   FORM 8-A
                          FOR REGISTRATION OF CERTAIN
                       CLASSES OF SECURITIES PURSUANT TO
                          SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                           _________________________

                                 SHOPPING.COM
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

      CALIFORNIA                                        33-0733679
      ----------                                        ----------
(STATE OF INCORPORATION)                             (I.R.S. EMPLOYER
                                                    IDENTIFICATION NO.)


     2101 E. COAST HIGHWAY, GARDEN LEVEL, CORONA DEL MAR, CALIFORNIA 92625
                                (714) 640-4393
  ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OR
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


                           _________________________

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

     TITLE OF EACH CLASS                     NAME OF EACH EXCHANGE ON WHICH
     TO BE SO REGISTERED                     EACH CLASS IS TO BE REGISTERED

            NONE                                       NOT APPLICABLE

                           _________________________

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]

                           _________________________

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                                 COMMON STOCK
                           _________________________


                INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     Registrant hereby incorporates by reference Shopping.com's Form SB-2 Registration Statement, Amendment No. 1, and Amendment No. 2, under The Securities Act of 1933 previously filed with the United States Securities and Exchange Commission.

ITEM 2. EXHIBITS.

     I. Registrant hereby incorporates by reference the following Exhibits previously filed with the United States Securities and Exchange Commission in Shopping.com's Form SB-2 Registration Statement, Amendment No. 1 and Amendment No. 2, under The Securities Act of 1933:

          3.01  Amended and restated Articles of Incorporation

          3.02  By-Laws

          3.03  Proposed Amended and restated Articles of Incorporation

          4.01  Stock Option Plan of 1997

          4.02 Form of Incentive Stock Option Agreement form under Stock Option Plan of 1997 (Mc Nulty)

          4.03 Form of Incentive Stock Option Agreement form under Stock Option Plan of 1997 (Hay)

          4.04 Form of Incentive Stock Option Agreement form under Stock Option Plan of 1997 (Non-employee)

          4.05 Form of Incentive Stock Option Agreement form under Stock Option Plan of 1997 (Employee)

          4.06  Form of $3.00 Warrant Certificate

          4.07  Form of $1.50 Warrant Certificate

          4.08  Form of Underwriter's Warrant Certificate

          4.09  Form of Demand Registration Rights Agreement

          4.10  Form of Piggy Back Registration Rights Agreement

          4.11  Form of Irrevocable Proxy

          4.12  Form of Irrevocable Proxy

          4.13  Domain Name Transfer

          4.14  [Intentionally Omitted]

          4.15  Form of Lock-up Agreement

          4.16 Specimen of Commmon Stock Certificate

     II. 1. Registrant hereby incorporates by reference Shopping.com's Form SB-2 Registration Statement, Amendment No. 1, and Amendment No. 2, under The Securities Act of 1933 previously filed with the United States Securities and Exchange Commission.

          2.    Not Applicable.

          3.    Not Applicable.

          4. Registrant hereby incorporates by reference the following Exhibits previously filed with the United States Securities and Exchange Commission in Shopping.com's Form SB-2 Registration Statement, Amendment No. 1 and Amendment No. 2, under The Securities Act of 1933:

                3.01 Amended and restated Articles of Incorporation

               3.02 By-Laws

               3.03 Proposed Amended and restated Articles of Incorporation

               4.01 Stock Option Plan of 1997

               4.02 Form of Incentive Stock Option Agreement form under Stock
                    Option Plan of 1997 (Mc Nulty)

               4.03 Form of Incentive Stock Option Agreement form under Stock
                    Option Plan of 1997 (Hay)

               4.04 Form of Incentive Stock Option Agreement form under Stock
                    Option Plan of 1997 (Non-employee)

               4.05 Form of Incentive Stock Option Agreement form under Stock
                    Option Plan of 1997 (Employee)

               4.06 Form of $3.00 Warrant Certificate

               4.07 Form of $1.50 Warrant Certificate

               4.08 Form of Underwriter's Warrant Certificate

               4.09 Form of Demand Registration Rights Agreement

               4.10 Form of Piggy Back Registration Rights Agreement

               4.11 Form of Irrevocable Proxy

               4.12 Form of Irrevocable Proxy

               4.13 Domain Name Transfer

               4.14 [Intentionally Omitted]

               4.15 Form of Lock-up Agreement

               4.16 Specimen of Common Stock Certificate


          5. Registrant hereby incorporates by reference Exhibit No. 4.16 previously filed with the United States Securities and Exchange Commission in Shopping.com's Form SB-2 Registration Statement, Amendment No.2.


          6.   Not Applicable.

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused the registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    Registrant:  SHOPPING.COM

                                    Date:        November 21, 1997


                                    By:          /s/ Kristine E. Webster
                                                 -------------------------
                                                 Kristine E. Webster,
                                                 Chief Financial Officer and
                                                 Senior Vice President

                                       3